UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 10, 2012

Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

(Former Name or Former Address, if Changed Since Last Report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 10, 2012, Joy Global Inc. (“Joy Global” or the “Company”) completed the tender offer for the outstanding shares and options of International Mining Machinery Holdings Limited (“IMM”), a leading designer and manufacturer of underground mining equipment in China.   In the tender offer, IMM shareholders tendered 384,932,947 shares of IMM common stock, representing approximately 29.6% of the outstanding common stock of IMM, and elections to cancel 17.9 million options to purchase IMM common stock, representing 100% of IMM options.  The Company accepted for purchase all tendered shares and elections to cancel options and paid aggregate consideration for these securities of approximately $426.8 million.  As a result of the tender offer, the Company beneficially owns approximately 98.9% of IMM’s outstanding common stock.  The Company currently expects to complete the compulsory acquisition of the remaining shares of IMM’s common stock in the Company’s third fiscal quarter.  The Company is filing this Amendment No. 1 to its Current Report on Form 8-K dated February 13, 2012 in order to provide the financial statements required by this Item 2.01 with respect to IMM.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired.

Audited Consolidated Financial Statements of IMM as of and for the year ended December 31, 2011, and related notes, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited Pro Forma Combined Condensed Balance Sheet as of October 28, 2011 and Unaudited Pro Forma Combined Condensed Statement of Income for the fiscal year ended October 28, 2011, showing the pro forma effects of Joy Global’s acquisition of IMM, and related notes, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.

99.1	Financial Statements of Business Acquired.

99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf  by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: April 27, 2012	By:	/s/ Ricky T. Dillon
Ricky T. Dillon
Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent auditors of International Mining Machinery Holdings Limited.

99.1	Audited consolidated financial statements of International Mining Machinery Holdings Limited as of and for the year ended December 31, 2011.

99.2	Unaudited pro forma combined condensed balance sheet as of October 28, 2011 and unaudited pro forma combined condensed statement of income for the twelve months ended October 28, 2011.